UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 2, 2008

NCO Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-144067; 333-144068	02-0786880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

507 Prudential Road, Horsham, Pennsylvania	19044
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 441-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Acquisition of Systems & Services Technologies, Inc.

On January 2, 2008, NCO Group, Inc. (“NCO”) completed the acquisition of Systems & Services Technologies, Inc. (“SST”), a leading third-party consumer receivable servicer, for merger consideration of $13.4 million consisting of a cash payment of $8.1 million and the issuance of 22,484.2106 shares of NCO’s Series A 14% PIK Preferred Stock, subject to certain post-closing adjustments. Pursuant to an Agreement and Plan of Merger by and among NCO, Systems & Services Technologies Merger Corp. (“SST Merger Sub”), SST and JPMorgan Chase Bank, National Association dated as of August 27, 2007 (the “SST Merger Agreement”), as amended by Amendment No. 1 dated as of December 12, 2007, SST merged with SST Merger Sub, which survived the merger as a wholly-owned subsidiary of NCO. SST was a wholly-owned subsidiary of JPMorgan Chase Bank, National Association. JPMorgan Chase Bank, National Association is an affiliate of One Equity Partners, the principal stockholder of NCO.

The foregoing description of the SST Merger Agreement, as amended, does not purport to be complete and is qualified in its entirety by reference to the SST Merger Agreement and Amendment No. 1 thereto, copies of which are filed as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K.

Certain audited financial information concerning SST is set forth in Item 9.01.

Acquisition of Outsourcing Solutions Inc.

As previously reported, on February 29, 2008, NCO completed the acquisition of Outsourcing Solutions Inc. (“OSI”), a leading provider of business process outsourcing, primarily accounts receivable management services, for merger consideration of $325.0 million in cash, subject to certain post-closing adjustments. Pursuant to an Agreement and Plan of Merger dated December 11, 2007 (the “OSI Merger Agreement”), by and between NCO, NCO Acquisition Sub, Inc., a wholly-owned subsidiary of NCO (“OSI Merger Sub”) and OSI, OSI Merger Sub merged with and into OSI, which survived the merger as a wholly-owned subsidiary of NCO.

The foregoing description of the OSI Merger Agreement does not purport to be complete and is qualified in its entirety by reference to such document, a copy of which was filed as Exhibit 2.7 to NCO’s Annual Report on 10-K for the fiscal year ended December 31, 2007, filed with the Securities and Exchange Commission on March 31, 2008. For additional information, see NCO’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on December 12, 2007 and March 6, 2008, respectively.

Certain audited financial information concerning OSI is set forth in Item 9.01.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited historical financial statements of SST as of December 31, 2007 and 2006 and for each of the two years ended December 31, 2007, and the related report of PricewaterhouseCoopers LLP, are filed as Exhibit 99.1.

The audited historical financial statements of SST as of December 31, 2006 and 2005 and for each of the two years ended December 31, 2006, and the related report of PricewaterhouseCoopers LLP, are filed as Exhibit 99.2

The audited historical financial statements of OSI as of and for the year ended December 31, 2007, and the related report of PricewaterhouseCoopers LLP, are filed as Exhibit 99.3.

(b) Pro Forma Financial Information

Certain unaudited pro forma financial information for NCO required by this Item is filed hereto as Exhibit 99.4.

(d) Exhibits

No.	Description
2.1	Agreement and Plan of Merger by and among NCO Group, Inc., Systems & Services Technologies Merger Corp., Systems & Services Technologies, Inc. and JPMorgan Chase Bank, National Association dated as of August 27, 2007. NCO will furnish to the Securities and Exchange Commission a copy of the Disclosure Schedule upon request.

2.2	Amendment No. 1 dated as of December 12, 2007 to the Agreement and Plan of Merger by and among NCO Group, Inc, Systems & Services Technologies Merger Corp., Systems & Services Technologies, Inc, and JPMorgan Chase Bank, National Association.

2.3	Agreement and Plan of Merger by and among Outsourcing Solutions Inc., NCO Group, Inc. and NCO Acquisition Sub, Inc. dated as of December 11, 2007 (incorporated by reference to Exhibit 2.7 to NCO’s Annual Report on Form 10-K (file no. 333-144067, 333-144068), filed with the Securities and Exchange Commission on March 31, 2008. A list of the exhibits and schedules to the Agreement and Plan of Merger appears in the table of contents to the Agreement. NCO will furnish to the Securities and Exchange Commission a copy of any omitted exhibits and schedules upon request.

99.1	Audited historical financial statements of Systems & Services Technologies, Inc. as of December 31, 2007 and 2006 and for each of the two years ended December 31, 2007, and the related report of PricewaterhouseCoopers LLP.

99.2	Audited historical financial statements of Systems & Services Technologies, Inc. as of December 31, 2006 and 2005 and for each of the two years ended December 31, 2006, and the related report of PricewaterhouseCoopers LLP.

99.3	Audited historical financial statements of Outsourcing Solutions Inc. as of and for the year ended December 31, 2007, and the related report of PricewaterhouseCoopers LLP.

99.4	Unaudited pro forma financial information of NCO Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCO GROUP, INC.

Date: May 13, 2008	By:	/S/ JOHN R. SCHWAB
	Name:	John R. Schwab
	Title:	Executive Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

No.	Description
2.1	Agreement and Plan of Merger by and among NCO Group, Inc., Systems & Services Technologies Merger Corp., Systems & Services Technologies, Inc. and JPMorgan Chase Bank, National Association dated as of August 27, 2007. NCO will furnish to the Securities and Exchange Commission a copy of the Disclosure Schedule upon request.

2.2	Amendment No. 1 dated as of December 12, 2007 to the Agreement and Plan of Merger by and among NCO Group, Inc, Systems & Services Technologies Merger Corp., Systems & Services Technologies, Inc, and JPMorgan Chase Bank, National Association.

2.3	Agreement and Plan of Merger by and among Outsourcing Solutions Inc., NCO Group, Inc. and NCO Acquisition Sub, Inc. dated as of December 11, 2007 (incorporated by reference to Exhibit 2.7 to NCO’s Annual Report on Form 10-K (file no. 333-144067, 333-144068), filed with the Securities and Exchange Commission on March 31, 2008. A list of the exhibits and schedules to the Agreement and Plan of Merger appears in the table of contents to the Agreement. NCO will furnish to the Securities and Exchange Commission a copy of any omitted exhibits and schedules upon request.

99.1	Audited historical financial statements of Systems & Services Technologies, Inc. as of December 31, 2007 and 2006 and for each of the two years ended December 31, 2007, and the related report of PricewaterhouseCoopers LLP.

99.2	Audited historical financial statements of Systems & Services Technologies, Inc. as of December 31, 2006 and 2005 and for each of the two years ended December 31, 2006, and the related report of PricewaterhouseCoopers LLP.

99.3	Audited historical financial statements of Outsourcing Solutions Inc. as of and for the year ended December 31, 2007, and the related report of PricewaterhouseCoopers LLP.

99.4	Unaudited pro forma financial information of NCO Group, Inc.

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